EXHIBIT 99.2

FINANCIAL STATEMENTS

Financial Guaranty Insurance Company

March 31, 2004

                     Financial Guaranty Insurance Company

                             Financial Statements


                                March 31, 2004




                                   Contents

Balance Sheets at March 31, 2004 (Unaudited) and December 31, 2003..........   1
Statements of Income for the Three Months Ended March 31, 2004
   and 2003 (Unaudited).....................................................   2
Statements of Cash Flows for the Three Months Ended March 31, 2004
   and 2003 (Unaudited).....................................................   3
Notes to Financial Statements (Unaudited)...................................   4

                     Financial Guaranty Insurance Company

                                Balance Sheets

               (Dollars in thousands, except per share amounts)



                                                                                       Successor
                                                                           ----------------------------------
                                                                               March 31,      December 31,
                                                                                 2004             2003
                                                                           ----------------------------------
                                                                              (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value (amortized
   cost of $2,813,160 in 2004 and $2,688,459 in 2003)                         $ 2,833,322      $ 2,691,922
Short-term investments, at cost, which approximates fair value                      3,815           14,377
                                                                           ----------------------------------
Total investments                                                               2,837,137        2,706,299
Cash                                                                               39,339           78,645
Accrued investment income                                                          35,888           32,803
Receivable for securities sold                                                     44,260              170
Reinsurance recoverable on losses                                                   8,341            8,065
Other reinsurance receivables                                                           -            5,295
Deferred policy acquisition costs                                                  10,444            2,921
Receivable from related parties                                                        57            9,759
Property and equipment, net of accumulated depreciation of $4 in 2004                  55                -
Prepaid reinsurance premiums                                                      123,858          123,768
Prepaid expenses and other assets                                                   6,474            6,058
Current federal income taxes receivable                                                 -              126
                                                                           ----------------------------------
Total assets                                                                  $ 3,105,853      $ 2,973,909
                                                                           ==================================

Liabilities and stockholder's equity
Liabilities:
   Unearned premiums                                                          $   941,418      $   918,882
   Losses and loss adjustment expenses                                             41,405           40,467
   Ceded reinsurance payable                                                          477              114
   Accounts payable and accrued expenses                                           10,771           19,238
   Obligations under capital lease                                                  7,013            6,982
   Payable for securities purchased                                                49,117                -
   Current federal income taxes payable                                             5,345                -
   Deferred federal income taxes payable                                           29,959           18,862
                                                                           ----------------------------------
Total liabilities                                                               1,085,505        1,004,545
                                                                           ----------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,             15,000           15,000
     issued and outstanding
   Additional paid-in capital                                                   1,857,772        1,857,772
   Accumulated other comprehensive income, net of tax                              14,739            2,059
   Retained earnings                                                              132,837           94,533
                                                                           ----------------------------------
Total stockholder's equity                                                      2,020,348        1,969,364
                                                                           ----------------------------------
Total liabilities and stockholder's equity                                    $ 3,105,853      $ 2,973,909
                                                                           ==================================


See accompanying notes to unaudited interim financial statements.

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                     Financial Guaranty Insurance Company

                             Statements of Income
                                  (Unaudited)

                            (Dollars in thousands)


                                                                            Successor         Predecessor
                                                                                 Three months ended
                                                                                      March 31
                                                                               2004              2003
                                                                         ------------------------------------
Revenues:
   Gross premiums written                                                  $      56,395     $      48,458
   Ceded premiums written                                                         (2,746)               63
                                                                         ------------------------------------
   Net premiums written                                                           53,649            48,521
   Increase in net unearned premiums                                             (22,447)          (14,595)
                                                                         ------------------------------------
   Net premiums earned                                                            31,202            33,926

   Net investment income                                                          22,671            29,829
   Net realized gains                                                              1,527            29,974
   Other income                                                                      317                26
                                                                         ------------------------------------
Total revenues                                                                    55,717            93,755
                                                                         ------------------------------------

Expenses:
   Losses and loss adjustment expenses                                               664            (2,700)
   Underwriting expenses                                                          14,368            14,563
   Policy acquisition cost deferred                                               (7,681)           (5,977)
   Amortization of deferred policy acquisition costs                                 158             4,277
                                                                         ------------------------------------
Total expenses                                                                     7,509            10,163
                                                                         ------------------------------------

Income before income taxes                                                        48,208            83,592
Federal income tax expense                                                         9,904            19,825
                                                                         ------------------------------------
Net income                                                                 $      38,304     $      63,767
                                                                         ====================================


See accompanying notes to unaudited interim financial statements.

                     Financial Guaranty Insurance Company

                           Statements of Cash Flows
                                  (Unaudited)

                            (Dollars in thousands)


                                                                        Successor            Predecessor
                                                                     ------------------  ------------------
                                                                              Three months ended
                                                                                   March 31
                                                                            2004               2003
                                                                     --------------------------------------
Operating activities
Net income                                                              $     38,304       $     63,767
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                           158              4,277
     Policy acquisition costs deferred                                        (7,681)            (5,977)
     Depreciation of property and equipment                                        4                  3
     Amortization of fixed maturity securities                                 6,351              3,636
     Net realized gains on investments                                        (1,527)           (29,978)
     Provision for deferred income taxes                                       4,108                717
     Change in accrued investment income, prepaid expenses and
       other assets                                                           (3,501)              (647)
     Change in receivable from related parties                                 9,702                  -
     Change in other reinsurance receivables                                   5,295                  -
     Change in reinsurance recoverable on losses                                (276)               307
     Change in prepaid reinsurance premiums                                      (90)             4,986
     Change in current federal income tax receivable                             126                  -
     Change in unearned premiums                                              22,536              9,646
     Change in losses and loss adjustment expenses                               938             (3,297)
     Change in ceded reinsurance payable and accounts payable and
       accrued expenses                                                       (8,104)             4,046
     Change in current federal income taxes payable                            5,345             14,663
                                                                     --------------------------------------
Net cash provided by operating activities                                     71,688             66,149
                                                                     --------------------------------------

Investing activities
Sales and maturities of fixed maturity securities                            477,928            713,051
Purchases of fixed maturity securities                                      (604,511)          (699,823)
Purchases, sales and maturities of short-term investments                     10,562           (168,386)
Receivable for securities sold, net of payable for
   securities purchased                                                        5,027             88,104
                                                                     --------------------------------------
Net cash used in investing activities                                       (110,994)           (67,054)
                                                                     --------------------------------------

Net decrease in cash                                                         (39,306)              (905)
Cash at beginning of period                                                   78,645              7,260
                                                                     --------------------------------------
Cash at end of period                                                   $     39,339       $      6,355
                                                                     ======================================


See accompanying notes to unaudited interim financial statements.

                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                                  (Unaudited)

                                March 31, 2004
                            (Dollars in thousands)


1.   Basis of Presentation

Financial Guaranty Insurance Company (the "Company") is an wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group", completed the acquisition (the "Transaction") of FGIC Corporation from a subsidiary of GE Capital in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. The bridge loan originally was to mature on December 16, 2004; however, the bridge loan was repaid with the proceeds of the Senior Notes issued on January 12, 2004. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible Preferred Stock (the "Senior Preferred Shares") with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation's common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at December 31, 2003. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's common stock, respectively, at December 31, 2003.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring

                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


1.   Basis of Presentation (continued)

accruals) considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2004 are not necessarily indicative of results that may be expected for the year ending December 31, 2004.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2003 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

As a result of the Transaction effective on December 18, 2003, the basis of the assets and liabilities has changed, which necessitates the presentation of Predecessor Company and the Successor Company columns in the Balance Sheets, Statements of Income and Cash Flows.

2.   Income Taxes

The Company's effective federal corporate tax rate (20.5% and 23.7% for the three months ended March 31, 2004 and 2003, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

3.   Reinsurance

Net premiums earned are shown net of ceded premiums earned $2,700 and $4,900, respectively, for the three months ended March 31, 2004 and 2003.

4.   Comprehensive Income

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of other comprehensive income (loss) for the three months ended March 31, 2004 and 2003 are as follows:

                                                                            Successor
                                                           ---------------------------------------------
                                                                               2004
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                           Tax
                                                               Amount          Tax           Amount
                                                           ---------------------------------------------
  Unrealized holding gains arising during the period          $  18,521       $(6,482)      $  12,039
  Less reclassification adjustment for gains realized
     in net income                                               (1,527)          534            (993)
                                                           ---------------------------------------------
  Unrealized gains on investments                                16,994        (5,948)         11,046
  Foreign currency translation adjustment                         2,514          (880)          1,634
                                                           ---------------------------------------------
  Total other comprehensive income                            $  19,508       $(6,828)      $  12,680
                                                           =============================================

                                                                           Predecessor
                                                           ---------------------------------------------
                                                                               2003
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                           Tax
                                                               Amount          Tax           Amount
                                                           ---------------------------------------------

  Unrealized holding losses arising during the period         $ (21,152)      $ 7,403        $(13,749)
  Less reclassification adjustment for gains realized
     in net income                                              (29,974)       10,491         (19,483)
                                                           ---------------------------------------------
  Unrealized losses on investments                              (51,126)       17,894         (33,232)
  Foreign currency translation adjustment                         3,365        (1,178)          2,187
                                                           ---------------------------------------------
  Total other comprehensive loss                              $ (47,761)      $16,716        $(31,045)
                                                           =============================================

5.   New Accounting Pronouncements

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), which the Company adopted on July 1, 2003. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At March 31, 2004, the Company had approximately $936,026 of gross principal outstanding related to insurance contracts issued to commercial paper conduits--variable interest entities under FIN 46--which the Company does not believe requires consolidation but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.




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